PAGE 1              THE WILLIAMS COMPANIES, INC. AFFILIATES           EXHIBIT 21

                                                               JURISDICTION OF      OWNED BY
                                                                INCORPORATION       IMMEDIATE
                                                                                     PARENT
Laughton, L.L.C.                                                   Delaware            100%
Castle Associates, L.P.                                            Delaware          77.10%
Williams Gas Pipeline Company                                      Delaware            100%
Kern River Acquisition Corporation                                 Delaware            100%
Kern River Gas Transmission Company                                Texas               100%
Kern River Funding Corporation                                     Delaware            100%
Northwest Pipeline Corporation                                     Delaware            100%
NWP Enterprises, Inc.                                              Delaware            100%
Texas Gas Transmission Corporation                                 Delaware            100%
TGT Enterprises, Inc.                                              Delaware            100%
Transcontinental Gas Pipe Line Corporation                         Delaware            100%
Cardinal Operating Company                                         Delaware            100%
Cross Bay Operating Company                                        Delaware            100%
Cumberland Operating Company                                       Delaware            100%
Independence Operating Company                                     Delaware            100%
Marsh Resources, Inc.                                              Delaware            100%
Pine Needle Operating Company                                      Delaware            100%
TGPL Enterprises, Inc.                                             Delaware            100%
TRANSCO CROSS BAY COMPANY                                          Delaware            100%
Cross Bay Pipeline Company, L.L.C.                                 Delaware          37.50%
TransCardinal Company                                              Delaware            100%
TransCarolina LNG Company                                          Delaware            100%
TransCumberland Pipeline Company                                   Delaware            100%
Transco Independence Pipeline Company                              Delaware            100%
WGP Enterprises, Inc.                                              Delaware            100%
Williams Gas Processing - Gulf Coast Company, LP.                  Delaware            100%
Williams Gas Pipeline - Alliance U.S., Inc.                        Delaware            100%
Williams Gas Pipelines Central, Inc.                               Delaware            100%
Williams Storage Company                                           Delaware            100%
Williams Western Pipeline Company                                  Delaware            100%
Kern River Funding Corporation                                     Delaware            100%
Williams Holdings of Delaware, Inc.                                Delaware            100%
Apco Argentina Inc.                                                Cayman Islands    68.96%
Apco Properties Ltd.                                               Cayman Islands      100%
Beech Grove Processing Company                                     Tennessee           100%
Tennessee Processing Company                                       Delaware            100%
Inland Ports, Inc.                                                 Tennessee           100%
Langside Limited                                                   Bermuda             100%
MAPCO Petroleum Inc.                                               Delaware            100%
Alaska Blimpie Co-Op, Inc.                                         Oklahoma            100%

PAGE 2              THE WILLIAMS COMPANIES, INC. AFFILIATES           EXHIBIT 21

                                                               JURISDICTION OF      OWNED BY
                                                                INCORPORATION       IMMEDIATE
                                                                                     PARENT
MAPCO Gathering & Transportation, L.L.C.                           Oklahoma            100%
Nationwide Direct Fuel Network, L.L.C.                             Oklahoma            100%
Valley Towing Service, Inc.                                        Tennessee           100%
Williams Alaska Petroleum, Inc.                                    Alaska              100%
Williams Express, Inc.                                             Alaska              100%
Williams Petroleum Pipeline Systems, Inc.                          Delaware            100%
Williams Refining, L.L.C.                                          Delaware            100%
Williams TravelCenters, Inc.                                       Delaware            100%
Realco Realty Corp.                                                Delaware            100%
Realco of Crown Center, Inc.                                       Delaware            100%
Realco of San Antonio, Inc.                                        Delaware            100%
The Tennessee Coal Company                                         Delaware            100%
Transco Energy Company                                             Delaware            100%
Energy Tech, Inc.                                                  Delaware            100%
Transco Coal Gas Company                                           Delaware            100%
Transco Energy Investment Company                                  Delaware            100%
Transco Exploration Company                                        Delaware            100%
Transco Gas Company                                                Delaware            100%
Border Gas, Inc.                                                   Delaware             10%
Liberty Operating Company                                          Delaware            100%
NESP Supply Corp.                                                  Delaware          33.33%
Transco Liberty Pipeline Company                                   Delaware            100%
Transeastern Gas Pipeline Company, Inc.                            Delaware            100%
Transco P-S Company                                                Delaware            100%
Transco Resources, Inc.                                            Delaware            100%
Magnolia Methane Corp.                                             Delaware            100%
Transco Terminal Company                                           Delaware            100%
Transco Tower Realty, Inc.                                         Delaware            100%
Tulsa Williams Company                                             Delaware            100%
Valley View Coal, Inc.                                             Tennessee           100%
WHD Enterprises, Inc.                                              Delaware            100%
WilMart, Inc.                                                      Delaware            100%
Williams Acquisition Holding Company, Inc.                         New Jersey          100%
Agrico Foreign Sales Corporation                                   Guam                100%
Fishhawk Ranch, Inc.                                               Florida             100%
Reserveco Inc.                                                     Delaware             15%
Williams Acquisition Holding Company, Inc. (Del)                   Delaware            100%
Williams Aircraft, Inc.                                            Delaware            100%
ChoiceSeat, L.L.C.                                                 Delaware            100%
Volunteer Energy, L.L.C.                                           Delaware            100%
Volunteer-Phoenix Energy, Inc.                                     Ohio                 80%
Williams Indonesia, L.L.C.                                         Delaware            100%
Williams International Investments (Cayman) Limited                Cayman Islands      100%
AIF                                                                Cayman Islands     6.41%
Williams Resource Center, L.L.C.                                   Delaware            100%
Williams Communications Group, Inc.                                Delaware            100%

PAGE 3              THE WILLIAMS COMPANIES, INC. AFFILIATES           EXHIBIT 21

                                                               JURISDICTION OF      OWNED BY
                                                                INCORPORATION       IMMEDIATE
                                                                                     PARENT
Critical Connections, Inc.                                         Delaware            100%
WCS Communications Systems, Inc.                                   Delaware            100%
WCS Microwave Services, Inc.                                       Nevada              100%
Williams Communications, Inc.                                      Delaware            100%
ChoiceSeat, L.L.C.                                                 Delaware            100%
Global Access Telecommunications Services (UK), Inc.               Delaware            100%
Vyvx of Virginia, Inc.                                             Virginia            100%
Williams Communications Solutions, LLC                             Delaware            100%
WCS, Inc.                                                          Delaware            100%
WilTel Communications Canada, Inc.                                 Ontario             100%
Williams Learning Network, Inc.                                    Delaware            100%
Williams Wireless, Inc.                                            Delaware            100%
Williams Energy Company                                            Delaware            100%
Williams Energy Services                                           Delaware            100%
Longhorn Enterprises of Texas, Inc.                                Delaware            100%
MAPCO Inc. (DE)                                                    Delaware            100%
FleetOne, L.L.C.                                                   Delaware            100%
FleetOne Inc.                                                      Delaware            100%
FleetOne de Mexico, S.A. de C.V.                                   Mexico              100%
Servicios FleetOne de Mexico, S.A. de C.V.                         Mexico              100%
Gas Supply, L.L.C.                                                 Delaware            100%
MAPCO Alaska Inc.                                                  Alaska              100%
MAPCO Canada Inc.                                                  Canada              100%
MAPCO Energy Services, L.L.C.                                      Delaware            100%
MAPCO Energy, L.L.C.                                               Delaware            100%
MAPCO Impressions Inc.                                             Oklahoma            100%
MAPCO Inc. (NV)                                                    Nevada              100%
MAPCO Indonesia Inc.                                               Delaware            100%
P.T. MAPCO Indonesia                                               Indonesia           100%
MAPCO Minerals Corporation                                         Delaware            100%
MAPCO Supply and Trading, L.L.C.                                   Delaware            100%
TouchStar Technologies, L.L.C.                                     Delaware            100%
Aurex Sp. zo.o                                                     Poland               49%
Clean Fueling Technologies, Inc.                                   Texas               100%
ESPAGAS USA, Inc.                                                  Delaware            100%
ESPAGAS, S.A. de C.V.                                              Mexico              100%
SERVICIOS DE ESPAGAS, S.A. de C.V.                                 Mexico              100%
TouchStar Europe, B.V. o.i.                                        Netherlands         100%
TouchStar Technologies, Ltd.                                       U.K.                100%
TouchSystems (Australia) Pty. Ltd.                                 Australia           100%
TouchSystems (Pty) Ltd.                                            South Africa        100%
Williams Equities, Inc.                                            Delaware            100%
Williams International Energy, Inc.                                Delaware            100%
WPX Enterprises, Inc.                                              Delaware            100%
Williams Production - Gulf Coast Company, L.P.                     Delaware            100%
Williams Distributed Power Services, Inc.                          Delaware            100%

PAGE 4              THE WILLIAMS COMPANIES, INC. AFFILIATES           EXHIBIT 21

                                                               JURISDICTION OF      OWNED BY
                                                                INCORPORATION       IMMEDIATE
                                                                                     PARENT
Williams Energy Group Services, Inc.                               Delaware            100%
Williams Energy Ventures, Inc.                                     Delaware            100%
Nebraska Energy, L.L.C.                                            Kansas               71%
Wiljet, LLC                                                        Arizona              50%
Williams Ethanol Services, Inc.                                    Delaware            100%
Williams Field Services Group, Inc.                                Delaware            100%
Carbon County UCG, Inc.                                            Delaware            100%
Trans-Jeff Chemical Corporation                                    Delaware            100%
WFS - Gas Gathering Company                                        Delaware            100%
WFS - Offshore Gathering Company                                   Delaware            100%
WFS - Pipeline Company                                             Delaware            100%
WFS - Liquids Company                                              Delaware            100%
HI-BOL Pipeline Company                                            Delaware            100%
WFS - NGL Pipeline Company, Inc.                                   Delaware            100%
Tri-States NGL Pipeline, L.L.C.                                    Delaware          16.67%
WILPRISE Pipeline Company, L.L.C.                                  Delaware             50%
WFS - OCS Gathering Co.                                            Delaware            100%
WFS - Production Services Company                                  Delaware            100%
WFS Enterprises, Inc.                                              Delaware            100%
Williams Field Services - Gulf Coast Company, L.P.                 Delaware            100%
WFS Fractionation Company                                          Delaware            100%
WFS Management Co.                                                 Delaware            100%
Williams CNG Company                                               Delaware            100%
Williams Field Services Company                                    Utah                100%
Williams Gas Processing - Blanco, Inc.                             Delaware            100%
Williams Gas Processing - Kansas Hugoton Company                   Delaware            100%
Williams Gas Processing - Mid-Continent Region Company             Delaware            100%
Williams Gas Processing - Wamsutter Company                        Delaware            100%
Williams Gas Processing Company                                    Delaware            100%
Williams Power Company                                             Delaware            100%
Williams Merchant Services Company, Inc.                           Delaware            100%
Williams Energy Marketing & Trading Company                        Delaware            100%
EnergyVision, LLC                                                  Delaware            100%
Excel Energy Technologies, Ltd.                                    Delaware            100%
F T & T, Inc.                                                      Delaware            100%
Hazleton Fuel Management Company                                   Delaware            100%
Hazleton Pipeline Company                                          Delaware            100%
TM Cogeneration Company                                            Delaware            100%
Millennium Energy Fund, L.L.C.                                     Delaware              2%
Rio Vista Energy Marketing Company, L.L.C.                         Delaware             50%
TransNetwork Holding Company                                       Delaware            100%
Williams Energy Network, Inc.                                      Delaware            100%
Transco Energy Marketing Company                                   Delaware            100%
TXG Gas Marketing Company                                          Delaware            100%
Williams Gas Company                                               Delaware            100%
Utility Management Corporation                                     Delaware            100%

PAGE 5              THE WILLIAMS COMPANIES, INC. AFFILIATES           EXHIBIT 21

                                                               JURISDICTION OF      OWNED BY
                                                                INCORPORATION       IMMEDIATE
                                                                                     PARENT
Williams Independence Marketing Company                            Delaware            100%
Williams Pipe Line Company                                         Delaware            100%
WillBros Terminal Company                                          Delaware            100%
Williams Pipe Line Company of Wisconsin                            Wisconsin           100%
Williams Terminals Company                                         Delaware            100%
Williams Production Company                                        Delaware            100%
WFS Gas Resources Company                                          Delaware            100%
Williams Generation Company - Hazleton                             Delaware            100%
Williams Environmental Services Company                            Delaware            100%
Williams Exploration Company                                       Delaware            100%
Rainbow Resources, Inc.                                            Colorado            100%
Williams Headquarters Acquisition Company                          Delaware            100%
Williams Headquarters Building Company                             Delaware            100%
Garrison, L.L.C.                                                   Delaware            100%
Parkco, L.L.C.                                                     Oklahoma             50%
Williams Headquarters Building, L.L.C.                             Delaware            100%
Williams Headquarters Management Company                           Delaware            100%
Williams Hugoton Compression Services, Inc.                        Delaware            100%
Williams Information Services Corporation                          Delaware            100%
Williams International Company                                     Delaware            100%
Williams International Bermuda Limited                             Bermuda             100%
Williams International Australian Telecom Limited                  Cayman Islands      100%
Williams International Cusiana-Cupiagua Limited                    Cayman Islands      100%
Williams International Ecuadorian Ventures Bermuda Limited         Bermuda             100%
Williams International El Furrial Limited                          Cayman Islands      100%
WilPro Energy Services (El Furrial) Limited                        Cayman Islands    66.67%
Williams International Guara Limited                               Cayman Islands      100%
WilPro Energy Services (Guara) Limited                             Cayman Islands      100%
Williams International Investment Ventures (Cayman) Limited        Cayman Islands      100%
Williams International Investments (Cayman) Limited                Cayman Islands      100%
Williams International Jose Limited                                Cayman Islands      100%
Williams International Oil & Gas (Venezuela) Limited               Cayman Islands      100%
Williams International Operations (Venezuela) Limited              Cayman Islands      100%
Williams International Pigap Limited                               Cayman Islands      100%
WilPro Energy Services (Pigap II) Limited                          Cayman Islands       70%
Williams International Pipeline Company                            Delaware            100%
Williams International Services Company                            Nevada              100%
Worldwide Services Limited                                         Cayman Islands      100%
Williams International Telecom Limited                             Cayman Islands      100%
Williams International Telecom. Investments (Cayman) Limited       Cayman Islands      100%
AIF Telecom Fund                                                   Cayman Islands      100%
Williams International Ventures Bermuda Ltd.                       Bermuda             100%
Free Port Terminal Company Limited                                 Bermuda              65%
FPT Marketing Company Limited                                      Bermuda             100%
Transportadora de Gas Zapata                                       Mexico               37%
Williams International Ventures Company                            Delaware            100%

PAGE 6              THE WILLIAMS COMPANIES, INC. AFFILIATES           EXHIBIT 21

                                                               JURISDICTION OF      OWNED BY
                                                                INCORPORATION       IMMEDIATE
                                                                                     PARENT
Powertel Pty Limited                                               Australia           100%
WilTel Communications Pty Limited                                  Australia           100%
Williams Learning Network (UK) Limited                             England             100%
Williams Learning Center, Inc.                                     Delaware            100%
Williams Midstream Natural Gas Liquids, Inc.                       Delaware            100%
Williams Natural Gas Liquids, Inc.                                 Delaware            100%
Bayou Black Liquids Pipeline Company                               Delaware            100%
MAPCO Ammonia Pipeline Inc.                                        Delaware            100%
Mid-America Pipeline Company                                       Delaware            100%
Denali Pipeline Company                                            Alaska              100%
Juarez Pipeline Company                                            Delaware            100%
Rio Grande Pipeline Company - PT                                   Texas                45%
MAPL Investments, Inc.                                             Delaware            100%
Seminole Pipeline Company                                          Delaware             80%
Thermogas Company                                                  Delaware            100%
Farmers Thermogas of Southern Kentucky, LLC                        Kentucky             50%
Shelby Energy Thermogas, L.L.C.                                    Kentucky             50%
Thermogas Energy, LLC                                              Delaware            100%
Clark Energy/Thermogas, L.L.C.                                     Kentucky             50%
Jackson Thermogas Energy, LLC                                      Kentucky             50%
Williams Fertilizer, Inc.                                          Delaware            100%
Williams Gas Energy, Inc.                                          Delaware            100%
Williams West Texas NGL Pipeline Company                           Delaware            100%
Williams One-Call Services, Inc.                                   Delaware            100%
Williams Pipeline Services Company                                 Delaware            100%
Williams Relocation Management, Inc.                               Delaware            100%
Williams Sodium Products Company                                   Delaware            100%
American Soda, L.L.P.                                              Colorado             60%
American Soda, L.L.P. No.2                                         Colorado             60%
Williams Strategic Sourcing, Inc.                                  Delaware            100%
Williams Underground Gas Storage Company                           Delaware            100%
Kiowa Gas Storage, L.L.C.                                          Delaware             50%
Williams Western Holding Company, Inc.                             Delaware            100%
Northwest Alaskan Pipeline Company                                 Delaware            100%
Northwest Argentina Corporation                                    Utah                100%
Northwest Border Pipeline Company                                  Delaware            100%
Northern Border Intermediate Limited Partnership                   Delaware           0.17%
Northern Border Partners, L.P.                                     Delaware           4.38%
Northwest Land Company                                             Delaware            100%
Williams Risk Holdings, L.L.C.                                     Delaware            100%
Williams WPC - I, Inc.                                             Delaware            100%
Williams Risk Management L.L.C.                                    Delaware            100%
Williams WPC - II, Inc.                                            Delaware            100%